Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT OF 1934

FIRST AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of June 30, 2017, by and between SILICON VALLEY BANK, a California corporation with an office located at 3003 Tasman Drive, Santa Clara, CA 95054 (“Bank” or “SVB”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time (each a “Lender” and collectively, the “Lenders”) including Bank in its capacity as a Lender and SOLAR CAPITAL LTD., a Maryland corporation with an office located at 500 Park Avenue, 3rd Floor, New York, New York 10022 ( “Solar”) and ATYR PHARMA, INC., a Delaware corporation with offices located at 3545 John Hopkins Court, Suite 250, San Diego, CA 92121 (“Borrower”).

Recitals

A.Collateral Agent, Lenders and Borrower have entered into that certain Loan and Security Agreement dated as of November 18, 2016 (as amended from time to time, the “Loan Agreement”).

B.Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower has requested that Collateral Agent and Lenders (i) modify the Second Draw Period and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.Collateral Agent and Lenders have agreed to modify such consent and to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1Section 2.2(d) (Permitted Prepayment of Term Loans).  Section 2.2(d) is hereby amended by adding “(other than a prepayment of the Term B Loans as permitted by Section 6.14)” after “all, but not less than all” therein.

2.2Section 6.14 ([***]).  New Section 6.14 hereby is added to the Loan Agreement to read as follows:

“6.14

[***].Borrower shall achieve the [***] by no later than August 31, 2017.  If Borrower fails to achieve the [***] by August 31, 2017, it shall not be an Event of Default if Borrower immediately cash secures the principal balance of all outstanding Term B Loans in the Pledged Account until the date on which Borrower achieves the [***]; provided, however, that if Borrower does not achieve the [***], Borrower may prepay on or before October 31, 2017, the Term

* Confidential information, indicated [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

B Loans in accordance with Section 2.2(d). Borrower hereby authorizes Bank to transfer to the Pledged Account an amount equal to the principal amount of all outstanding Term B Loans if Borrower fails to achieve the [***] by August 31, 2017.”

Section 8.2 (Covenant Default).  Section 8.2(a) hereby is amended and restated in its entirety to read as follows:

“(a)

Borrower or any of its Subsidiaries fails or neglects to perform any obligation in Sections 6.2 (Financial Statements, Reports, Certificates), 6.4 (Taxes), 6.5 (Insurance), 6.6 (Operating Accounts), 6.7 (Protection of Intellectual Property Rights), 6.9 (Notice of Litigation and Default), 6.10 (Phase 1 Trial Initiation), 6.11 (Landlord Waivers; Bailee Waivers), 6.12 (Creation/Acquisition of Subsidiaries); 6.13 (Further Assurances) or 6.14 ([***]) or Borrower violates any covenant in Section 7; or”

2.3Section 13.1 (Definitions).  The following terms and their respective definitions hereby are added or amended and restated in their entirety, as applicable, to Section 13.1 of the Loan Agreement as follows:

“Amortization Date” is December 1, 2017; provided that, if Borrower achieves the [***], the “Amortization Date” shall be June 1, 2018.

“[***]” is the [***] Borrower, on or after the First Amendment Effective Date and no later than October 31, 2017, of [***].

“First Amendment Effective Date” is June 30, 2017.

“Pledged Account” means Borrower’s restricted account number ******9636 held at Bank.

“Pledge Agreement” means that certain Bank Services Cash Pledge Agreement executed by Borrower in favor of Bank as of the First Amendment Effective Date.

“Prepayment Fee” is, with respect to any Term Loan subject to prepayment prior to the Maturity Date, whether by mandatory or voluntary prepayment, acceleration or otherwise, an additional fee payable to the Lenders in amount equal to:

(i)	for a prepayment made on or after the Effective Date up to but not including the first anniversary of the Effective Date, three percent (3.00%) of the principal amount of the Term Loans prepaid;
(ii)

for a prepayment made after the date on or after the first anniversary of the Effective Date up to but not including the second anniversary of the Effective Date, two percent (2.00%) of the principal amount of the Term Loans prepaid;

(iii)	for a prepayment made on or after the date which is after the second anniversary of the Effective Date, one percent (1.00%) of the principal amount of the Term Loans prepaid;

provided that, with respect to the Term B Loans, Lenders shall waive the Prepayment Fee if (a) Borrower does not achieve the [***] and (b) the Term B Loans are prepaid by no later than October 31, 2017.

“Second Draw Period” is the period commencing on the First Amendment Effective Date and ending on the earlier of (i) June 30, 2017 and (ii) the occurrence of an Event of Default; provided, however, that the Second Draw Period shall not commence if on the date of the occurrence of the Second Draw Period Milestones an Event of Default has occurred and is continuing.

* Confidential information, indicated [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

“Third Draw Period Milestones” is the achievement of each of the following: (i) positive Phase 1b/2 interim data readout from Resolaris trial for either (a) adult facioscapulohumeral muscular dystrophy, (b) early onset facioscapulohumeral muscular dystrophy or (c) limb-girdle muscular dystrophy; and (ii) either (x) initiation of “iMod.Fc” Phase 1 clinical trial within the United States or the European Union or  (y) either (I) thirty days have elapsed from the Food and Drug Administration’s receipt of an exploratory initial investigational new drug application in connection with the  iMod.Fc clinical trial (provided, that the achievement of the Third Draw Period Milestones shall not occur in the event of an issuance by the Food and Drug Administration during such thirty day period of notice that such clinical trial is subject to a clinical hold under 21 C.F.R. § 312.42 until the earlier of (A) such time as such clinical hold expires or is otherwise terminated or (B) the Third Draw Period has expired), or (II) evidence of approval from the European Medicines Agency for a clinical trial authorization in connection with the iMod.Fc clinical trial; each in form and content reasonably acceptable to Collateral Agent and the Lenders.

2.4Section 13.1 (Definitions).  The following term and its respective definition set forth in Section 13.1 of the Loan Agreement hereby is deleted in its entirety:

“Second Draw Period Milestones”

2.5Exhibit C of the Loan Agreement hereby is replaced in its entirety with Exhibit C attached hereto.

3.Limitation of Amendment.

3.1The amendments set forth in Section 2 are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties.  To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true and correct in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3The organizational documents of Borrower delivered to Collateral Agent and Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene

* Confidential information, indicated [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

(a) any material Requirement of Law, (b) any material agreement with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, except as could not reasonably be expected to have a Material Adverse Effect or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as have been obtained and are in full force and effect or are being obtained pursuant to Section 6.1(b) of the Loan Agreement or which the failure to obtain would not reasonably be expected to result in a Material Adverse Effect; and

4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.Effectiveness.  This Amendment shall be deemed effective upon the due execution and delivery to Collateral Agent and Lenders of (i) this Amendment by each party hereto, (ii) Corporate Borrowing Certificate attached hereto, (iii) the Pledge Agreement in favor of Bank along with Annex A thereto and (iv) Borrower’s payment of all reasonable documented out-of-pocket Lenders’ Expenses incurred through the date of this Amendment.

[Balance of Page Intentionally Left Blank]

* Confidential information, indicated [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

COLLATERAL AGENT AND LENDER: SILICON VALLEY BANK By: /s/ Anthony Flores Name:Anthony Flores Title:Director
LENDER: SOLAR CAPITAL LTD. By: /s/ Neil J. Bonanno Name:Neil J. Bonanno Title:Authorized Signatory
BORROWER: ATYR PHARMA, INC. By: /s/ Nancy D. Krueger Name:Nancy D. Krueger Title:VP Legal Affairs and Secretary

[Signature Page to First Amendment to Loan and Security Agreement]

EXHIBIT C

Compliance Certificate

TO:	SILICON VALLEY BANK, as Collateral Agent and Lender SOLAR CAPITAL LTD., as Lender
FROM:	ATYR PHARMA, INC.

The undersigned authorized officer (“Officer”) of ATYR PHARMA, INC. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement by and among Borrower, Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),

(a)Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below;

(b)There are no Events of Default, except as noted below;

(c)Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date and for the period described in (a), above; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true and correct in all material respects as of such date.

(d)Borrower, and each of Borrower’s Subsidiaries, has timely filed all required tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Loan Agreement;

(e)No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders.

Attached are the required documents, if any, supporting our certification(s).  The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year‑end audit adjustments as to the interim financial statements.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement	Actual	Complies
1)	Financial statements	Quarterly within five (5) days after filing with the SEC		Yes	No	N/A
2)	Annual (CPA Audited) statements	Earlier of (x) 180 days after FYE or (y) within five (5) days after filing with the SEC		Yes	No	N/A

3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually, within earlier of (i) 60 days after FYE and (ii) 7 days of board approval, and when revised		Yes	No	N/A
4)	A/R & A/P agings	If applicable		Yes	No	N/A
5)	8‑K, 10‑K and 10‑Q Filings	within 5 days of filing		Yes	No	N/A
6)	Compliance Certificate	Quarterly within five (5) days after filing financial statements with the SEC		Yes	No	N/A
7)	Total amount of Borrower’s cash and cash equivalents at the last day of the measurement period		$________
8)	Total amount of Borrower’s Subsidiaries’ cash and cash equivalents at the last day of the measurement period		$________

Financial Covenants

	Covenant	Requirement	Actual	Compliance
1)	[***] (See Section 6.14)	[***]	$_________	Yes	No	N/A

Deposit and Securities Accounts

(Please list all accounts; attach separate sheet if additional space needed)

	Institution Name	Account Number	New Account?		Account Control Agreement in place?
1)			Yes	No	Yes	No
2)			Yes	No	Yes	No
3)			Yes	No	Yes	No
4)			Yes	No	Yes	No

Other Matters

1)	Have there been any changes in any Responsible Officer since the last Compliance Certificate?	Yes	No

2)	Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement?	Yes	No

3)	Have there been any new or pending claims or causes of action against Borrower that involve more than Two Hundred Fifty Thousand Dollars ($250,000.00)?	Yes	No

4)

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries?  If yes, provide copies of any such amendments or changes with this Compliance Certificate.

		Yes	No

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.”  Attach separate sheet if additional space needed.)

ATYR PHARMA, INC.

By

Name:

Title:

Date:

LENDER USE ONLY

Received by:	Date:

Verified by:	Date:

Compliance Status:YesNo